UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22557

T. Rowe Price Floating Rate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Floating Rate Fund	November 30, 2021
PRFRX	Investor Class
PAFRX	Advisor Class
TFAIX	I Class
TRIZX	Z Class

T. ROWE PRICE FLOATING RATE FUND

HIGHLIGHTS

■	The Floating Rate Fund returned 1.32%, net of fees, during the six months ended November 30, 2021, lagging the benchmark S&P/LSTA Performing Loan Index, but outperforming the Lipper peer group average.

■	Several of our larger, high-conviction holdings made meaningful contributions to relative performance.

■	We increased the portfolio’s allocations to the health care and services segments through participation in attractive new issues.

■	We are constructive on the loan asset class and the overall economic recovery. Corporate earnings are healthy, the below investment-grade market is in the midst of an upgrade cycle, and we expect the default rate to remain muted in 2022.

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CIO Market Commentary

Dear Shareholder

Major stock and bond indexes produced mixed results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2021. While markets were supported by strong corporate earnings and generally positive economic news, elevated inflation reports and less accommodative central bank policies weighed on investor sentiment. In addition, the spread of new variants of the coronavirus dashed hopes that vaccines would bring about a quick end to the pandemic.

In equity markets, large-cap U.S. growth stocks delivered strong returns, but negative results were common in other sectors and regions. Small-caps and value stocks generally underperformed, and a stronger U.S. dollar weighed on returns for U.S. investors in foreign securities. Emerging markets stock benchmarks struggled amid a significant equity market downturn in China. The S&P 500 Index and the Nasdaq Composite reached record highs before pulling back at the end of the period after scientists in South Africa identified the omicron variant of the coronavirus. Within the S&P 500, information technology and consumer discretionary stocks were the top performers, while industrials lagged.

Fixed income returns also varied widely. The U.S. Treasury yield curve flattened as yields of securities with shorter maturities increased while longer-term bond yields fell. After starting the six-month period at 1.58%, the benchmark 10-year Treasury note declined to 1.43% by the end of November. (Bond prices and yields move in opposite directions.) Both investment-grade and high yield corporate bonds benefited from strong demand, while securitized debt, such as asset-backed securities, lagged amid heavy supply.

A robust increase in corporate earnings growth appeared to be a key performance driver during the period. According to FactSet, overall earnings for the S&P 500 rose 89% in the second quarter of 2021 versus the year before, the fastest pace since 2009. Despite the significant rally in the S&P 500 over the first 10 months of the year, the index’s price/earnings ratio actually fell over that period as earnings rose faster than stock prices, and improving balance sheets helped keep defaults very low in the high yield bond market. Although economic growth showed signs of slowing at times, data remained solidly positive through the end of the period. The unemployment rate, which started the year at 6.7%, fell to 4.2% by November, and retail sales data showed that consumers were eager to spend.

However, strong earnings and employment gains were partially offset by inflation concerns. Prices surged as the release of pent-up demand and supply chain disruptions contributed to higher inflation around the globe. In the U.S., the 6.8% increase in the consumer price index for the 12-month period ended in November was the highest level since 1982.

Meanwhile, central banks began to slowly move away from the extremely accommodative policies they instituted in response to the initial wave of the coronavirus. The Federal Reserve announced that it would begin trimming its purchases of Treasury bonds and agency mortgage-backed securities in November, and speculation that the Fed might have to raise rates earlier than expected to keep inflation in check added to volatility at the end of the period.

As we enter 2022, valuations appear elevated across many asset categories, and, as a result, we believe that investors will need to use greater selectivity to identify potential opportunities. Higher inflation, a shift toward monetary tightening, and the continuing struggle to control the pandemic all pose potential challenges for economic growth and earnings. On the positive side, household wealth gains, pent-up consumer demand, and a potential boom in capital expenditures could sustain growth even as monetary policy turns less supportive. In this environment, our investment teams will remain focused on using fundamental research to identify companies that can add value to your portfolio over the long term.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high current income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past six months?

The Floating Rate Fund returned 1.32% in the six months ended November 30, 2021, lagging the benchmark S&P/LSTA Performing Loan Index but outperforming the Lipper peer group average. (Results for the fund’s Advisor, I, and Z Class shares varied slightly, reflecting their different fee structures, asset flows, and other factors. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Several of our larger, high-conviction holdings made meaningful contributions over the last six months. Avantor, a leading provider of product and service solutions to laboratory and production companies, continued to drive much of the portfolio’s relative results in the health care segment. Consistent demand for its products supports the company’s performance, and management has continued to execute on its deleveraging strategy. A strong balance sheet has enabled Avantor to carry out vertically integrated merger and acquisition transactions that have supported earnings growth. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

EagleClaw and Caprock—sister companies with the same management team—are midstream natural gas processors in the Permian basin that continued to perform well. After the loans traded significantly lower during the decline of energy commodity prices in early 2020, they had rebounded close to par value. During the period, the companies announced a merger with another midstream player, and we expect the loans to be taken out at par in 2022. We are long-term investors in the Permian midstream subsector of the energy industry and have maintained the portfolio’s overweight allocation. With most capital expenditure efforts behind them, Permian midstream companies should be entering a period of strong free cash flow generation and deleveraging, which will contribute to credit profile improvement.

Ultimate Kronos Group (UKG), a provider of workforce management solutions and services, was another standout over the six-month period. Ultimate Software Group and Kronos merged during the second quarter of 2020, creating an even stronger market-leading product suite, a diversified and sticky customer base, and, in our view, a more recession-resilient recurring revenue profile. UKG’s new product, Dimensions, has continued to perform well and take share in the software as a service area. The company has an excellent track record of growth over time, and it continued to generate solid results without a significant earnings decline during the coronavirus pandemic. The Ultimate Software Group/Kronos combination continues to offer synergies, and we are optimistic about the company’s credit story.

Shutterfly, an online retailer of personalized products—including cards, stationary, calendars, and photo books—detracted from performance. Our investment thesis was partly based on the expectation that the company’s class picture business would rebound once students returned to school. Although that segment has started to gain traction, school picture volumes are not yet back to pre-pandemic volumes. Nevertheless, we are maintaining our position, and after conversations with the company’s management team, we believe that this segment of Shutterfly’s business will continue to rebound.

Not owning Mitel Networks, a telecommunications company specializing in business communications and collaboration, detracted as a recent asset sale was an unexpected positive event for the debt and increased its value during the period. Additionally, several un-held fundamentally challenged names on the lower-dollar side of the price spectrum traded higher with the broader market over the last six months, weighing on the portfolio’s relative results. These included Clarke American, a check printing business; global beauty company Revlon Consumer Products; and Anastasia Beverly Hills, an American cosmetics company.

How is the fund positioned?

We increased the portfolio’s allocation to the health care segment by roughly 250 basis points (100 basis points equals 1.00%), in part, through our participation in a milestone transaction—the largest in nearly eight years—to finance the leveraged buyout of health care supplies distributor Medline Industries by a consortium of private equity firms. We have a favorable view on the steadiness and scale of Medline’s business and believe there is potential for margin improvement over time as the company distributes to a higher degree its vertically integrated private label products.

We have a constructive outlook on pet services companies due to the significant increase in pet adoptions during the global health crisis. Many of the companies in this area of the market could have structurally higher earnings—which we have already started to see—on the other side of the pandemic. One of the ways we expressed this view was by augmenting the portfolio’s investment in PetVet Care Centers, which operates specialty and general veterinary hospitals in the U.S. During the past six months, we increased the portfolio’s holdings by investing in the company’s newest issues of first and second lien loans.

We also increased the portfolio’s exposure to services, one of the largest segments of the loan market. Specifically, we recently took a larger position in UKG’s new subordinate second lien paper and participated in Ascend Learning’s recapitalization by purchasing its first and second lien loans. Ascend Learning provides online educational content, software, and analytics and serves institutions, students, and employers in health care and other licensure-driven professions. The company has been able to capitalize on the shortage of professionals, particularly in nursing where there is tremendous demand. Strong topline growth and the company’s solid margin profile encouraged us to increase our investment.

In the financials segment, we increased the portfolio’s holdings of HUB International, the largest private insurance broker in North America. The company continued to post solid earnings during the pandemic, benefiting from higher pricing on property and casualty policies as the multiyear cycle upswing continues. HUB also made acquisitions in the market and has reached over $1 billion in EBITDA. We also increased the portfolio’s exposure to insurance brokers through larger allocations to Acrisure, Alliant, and Navacord, and we believe this subsector of the financials industry could be poised for a favorable pricing environment at least through the coming year.

In the satellites segment, we reduced our investments in Telesat and Intelsat. In the case of Intelsat, we took profits as our investment thesis has largely played out. We also reduced our holdings in the consumer products and gaming segments due to somewhat rich valuations and rotated to areas of the market where we found better value.

Although first liens still represent the vast majority of our holdings, the portfolio is overweight second-lien loans relative to the benchmark. Second liens are a step lower in the capital structure and generally lower in credit quality, but these loans have greater yields to compensate for the additional risk. We are extremely selective in this market segment and favor second liens in high-conviction, well-performing names with strong relative value.

What is portfolio management’s outlook?

We are constructive on the loan asset class and the overall economic recovery. Corporate earnings are healthy, the below investment-grade market is in the midst of a fairly strong upgrade cycle, and we expect the default rate to remain muted in 2022. The Federal Reserve’s more hawkish approach to tapering its asset purchases and the evolving timeline for rate hikes are supportive for loans due to the floating rate nature of the asset class. Increased volatility amid the emergence of the omicron variant has also slowed the pace of coupon repricings in the loan market and tempered some issuers’ more aggressive capital activity.

The performance environment for risk assets will likely be more challenging in 2022 as the tailwinds from fiscal and monetary stimulus subside. Our analysts continue to carefully evaluate the latest information on coronavirus variants and monitor high yield spread movements for any potential disruptive impacts to the loan market. We expect continued strength in corporate earnings growth, favorable technical conditions, and eventually higher loan coupons as the Fed initiates the currently anticipated rate hikes in 2022.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN FLOATING RATE LOAN FUNDS

Floating rate loans are subject to credit risk, the chance that any fund holding could have its credit rating downgraded or that an issuer will default (fail to make timely payments of interest or principal), and liquidity risk, the chance that the fund may not be able to sell loans or securities at desired prices, potentially reducing the fund’s income level and share price. Like bond funds, this fund is exposed to interest rate risk, but credit and liquidity risks may often be more important.

The loans in which the fund invests are often referred to as “leveraged loans” because the borrowing companies have significantly more debt than equity. In many cases, leveraged loans are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Companies issuing leveraged loans typically have a below investment-grade credit rating or may not be rated by a major credit rating agency. Leveraged-loan funds could have greater price declines than funds that invest primarily in high-quality bonds, so the securities are usually considered speculative investments.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/21
UKG Inc.	4.5%
Asurion	2.6
Ascend Learning	2.5
HUB International	2.2
Medline Industries	1.9
United Airlines	1.9
American Airlines	1.6
PetVet Care Centers	1.5
UFC Holdings	1.3
Internet Brands	1.2
Applied Systems	1.1
EG Group	1.0
Epicor Software	1.0
Duravant	1.0
Alliant	1.0
Corelogic	0.9
Heartland Dental	0.9
RealPage	0.9
Acrisure	0.9
Charter Next Generation	0.9
Seaworld Entertainment	0.8
Gainwell Acquisition	0.8
Staples	0.8
Filtration Group	0.8
Shutterfly	0.8
Total	**34.8%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the Portfolio of Investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Z Class

	6 Months Ended 11/30/21	Year Ended 5/31/21	3/16/20[1] Through 5/31/20
NET ASSET VALUE			
Beginning of period	$ 9.57	$ 9.11	$ 8.65
Investment activities			
Net investment income[2][3]	0.23	0.45	0.09
Net realized and unrealized gain/loss	(0.07)	0.45	0.46[4]
Total from investment activities	0.16	0.90	0.55
Distributions			
Net investment income	(0.22)	(0.44)	(0.09)
NET ASSET VALUE			
End of period	**$ 9.51**	**$ 9.57**	**$ 9.11**

Ratios/Supplemental Data			
Total return[3][5]	**1.70%**	**10.05%**	**6.38%**
Ratios to average net assets:[3]			
Gross expenses before waivers/payments by Price Associates	0.61%[6]	0.64%	0.64%[6]
Net expenses after waivers/payments by Price Associates	0.02%[6]	0.03%	0.02%[6]
Net investment income	4.72%[6]	4.77%	4.77%[6]
Portfolio turnover rate	23.2%	62.0%	75.9%
Net assets, end of period (in millions)	$2,160	$2,119	$1,029

[1] Inception date
[2] Per share amounts calculated using average shares outstanding method.
[3] See Note 6 for details of expense-related arrangements with Price Associates.
[4] The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.
[5] Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable. Total return is not annualized for periods less than one year.
[6] Annualized

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

BANK LOANS 90.9% (1)

	Par/Shares	$ Value
Aerospace & Defense 1.0%		
Dynasty Acquisition, FRN, 1M USD LIBOR + 3.50%, 3.632%, 4/6/26	11,943	11,581
Peraton, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/1/28	14,049	13,999
Peraton, FRN, 1M USD LIBOR + 7.75%, 8.50%, 2/1/29	4,645	4,688
Spirit AeroSystems, FRN, 1M USD LIBOR + 3.75%, 1/15/25 (2)	1,225	1,223
TransDigm, FRN, 1M USD LIBOR + 2.25%, 2.34%, 12/9/25	8,296	8,119
		39,610
Airlines 4.0%		
AAdvantage Loyalty IP, FRN, 1M USD LIBOR + 4.75%, 5.50%, 4/20/28	27,715	28,431
Air Canada, FRN, 1M USD LIBOR + 3.50%, 4.25%, 8/11/28	15,520	15,397
American Airlines, FRN, 3M USD LIBOR + 1.75%, 1.842%, 6/27/25 (2)	4,333	4,071
American Airlines, FRN, 3M USD LIBOR + 2.00%, 2.089%, 12/15/23	10,491	10,207
KKR Apple Bidco, FRN, 1M USD LIBOR + 3.00%, 3.50%, 9/22/28 (2)	13,535	13,410
KKR Apple Bidco, FRN, 1M USD LIBOR + 5.75%, 6.25%, 9/21/29	3,370	3,397
Mileage Plus Holdings, FRN, 1M USD LIBOR + 5.25%, 6.25%, 6/21/27	40,015	41,691
SkyMiles IP, FRN, 3M USD LIBOR + 3.75%, 4.75%, 10/20/27	18,735	19,668
United Airlines, FRN, 1M USD LIBOR + 3.75%, 4.50%, 4/21/28	23,273	23,176
		159,448
Automotive 2.3%		
Adient U.S., FRN, 1M USD LIBOR + 3.50%, 3.59%, 4/10/28	4,509	4,494
Autokiniton U.S. Holdings, FRN, 1M USD LIBOR + 4.50%, 5.00%, 4/6/28 (2)	11,743	11,720
Clarios Global, FRN, 1M USD LIBOR + 3.25%, 3.34%, 4/30/26	7,655	7,550
Dexko Global, FRN, 1M USD LIBOR + 3.75%, 4.011%, 10/4/28	4,880	4,831
Driven Holdings, FRN, 1M USD LIBOR + 3.00%, 11/17/28 (2)(3)	5,415	5,374
Fastlane Parent, FRN, 1M USD LIBOR + 4.50%, 4.59%, 2/4/26	5,115	5,106
LS Group OpCo Acquistion, FRN, 1M USD LIBOR + 3.25%, 4.00%, 11/2/27	5,444	5,421
Mavis Tire Express Services Topco, FRN, 1M USD LIBOR + 4.00%, 4.75%, 5/4/28	23,904	23,878
Tenneco, FRN, 3M USD LIBOR + 3.00%, 3.09%, 10/1/25	11,538	11,313
Truck Hero, FRN, 1M USD LIBOR + 3.25%, 4.00%, 1/31/28	4,806	4,764
Wheel Pros, FRN, 1M USD LIBOR + 4.50%, 5.25%, 5/11/28	7,005	6,956
		91,407
Broadcasting 2.3%		
Clear Channel Outdoor Holdings, FRN, 1M USD LIBOR + 3.50%, 3.629%, 8/21/26 (2)	15,231	14,884
EW Scripps, FRN, 1M USD LIBOR + 3.00%, 3.75%, 1/7/28	9,603	9,581

iHeartCommunications, FRN, 1M USD LIBOR + 3.25%, 3.75%, 5/1/26	16,832	16,711
NEP Group, FRN, 3M USD LIBOR + 3.25%, 3.34%, 10/20/25	6,748	6,589
NEP Group, FRN, 3M USD LIBOR + 7.00%, 7.09%, 10/19/26	3,790	3,685
Terrier Media Buyer, FRN, 1M USD LIBOR + 3.50%, 3.59%, 12/17/26	10,758	10,620
Univision Communications, FRN, 1M USD LIBOR + 3.25%, 5/6/28 (2)	21,465	21,392
Univision Communications, FRN, 1M USD LIBOR + 3.25%, 4.00%, 3/15/26 (2)	6,399	6,379
		89,841
Building Products 1.3%		
Chariot Buyer, FRN, 1M USD LIBOR + 3.50%, 4.00%, 11/3/28	12,610	12,521
CP Atlas Buyer, FRN, 1M USD LIBOR + 3.75%, 4.25%, 11/23/27	5,259	5,203
LEB Holdings USA, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/2/27	3,409	3,406
Park River Holdings, FRN, 1M USD LIBOR + 3.25%, 4.00%, 12/28/27	5,657	5,602
Specialty Building Products Holdings, FRN, 1M USD LIBOR + 3.75%, 4.25%, 10/15/28	9,760	9,687
SRS Distribution, FRN, 1M USD LIBOR + 3.75%, 4.25%, 6/2/28	8,379	8,343
Tarkett Participation, FRN, 3M EURIBOR + 3.50%, 3.50%, 8/1/25 (EUR) (2)	6,984	7,803
		52,565
Cable Operators 1.2%		
Altice France, FRN, 3M USD LIBOR + 4.00%, 4.118%, 8/14/26	12,393	12,282
Cablevision Lightpath, FRN, 1M USD LIBOR + 3.25%, 3.75%, 11/30/27	5,569	5,543
COGECO Financing 2, FRN, 1M USD LIBOR + 2.50%, 3.00%, 9/1/28	5,330	5,279
Directv Financing, FRN, 1M USD LIBOR + 5.00%, 5.75%, 8/2/27	7,140	7,122
Eagle Broadband Investments, FRN, 1M USD LIBOR + 3.00%, 3.75%, 11/12/27	6,908	6,877
Radiate Holdco, FRN, 1M USD LIBOR + 3.25%, 4.00%, 9/25/26	12,730	12,615
		49,718
Chemicals 1.7%		
Aruba Investments Holdings, FRN, 1M USD LIBOR + 4.00%, 4.75%, 11/24/27	10,703	10,690
Aruba Investments Holdings, FRN, 1M USD LIBOR + 7.75%, 8.50%, 11/24/28	4,620	4,628
ASP Chromaflo Intermediate Holdings, FRN, 3M USD LIBOR + 3.50%, 4.50%, 11/20/23 (3)	2,819	2,804
CP Iris Holdco I, FRN, 1M USD LIBOR + 1.88%, 3.854%, 10/2/28	12,650	12,579
CP Iris Holdco I, FRN, 1M USD LIBOR + 7.00%, 7.50%, 10/1/29	3,700	3,709
Diamond, FRN, 1M USD LIBOR + 3.00%, 3.50%, 9/29/28	11,270	11,202
Herens U.S. Holdco, FRN, 1M USD LIBOR + 4.00%, 4.75%, 7/3/28	3,088	3,083

LSF11 A5 HoldCo, FRN, 1M USD LIBOR + 3.75%, 4.25%, 10/15/28	7,680	7,631
Sparta U.S. HoldCo, FRN, 1M USD LIBOR + 3.50%, 4.25%, 8/2/28	3,635	3,631
WR Grace Holdings, FRN, 1M USD LIBOR + 3.75%, 4.25%, 9/22/28	6,005	5,987
		65,944
Consumer Products 1.3%		
ABG Intermediate Holdings 2, FRN, 1M USD LIBOR + 3.25%, 4.00%, 9/27/24	13,637	13,569
ABG Intermediate Holdings 2, FRN, 1M USD LIBOR + 5.25%, 6.25%, 9/27/24	3,438	3,430
Amer Sports Holding, FRN, 3M EURIBOR + 4.50%, 4.50%, 3/30/26 (EUR)	9,050	10,244
DEI Sales, FRN, 1M USD LIBOR + 5.50%, 6.25%, 4/28/28 (3)	6,484	6,468
Life Time, FRN, 1M USD LIBOR + 4.75%, 5.75%, 12/16/24	7,060	7,108
New Trojan Parent, FRN, 1M USD LIBOR + 3.25%, 3.75%, 1/6/28	2,474	2,448
PLNTF Holdings, FRN, 1M USD LIBOR + 8.00%, 9.00%, 3/22/26 (3)	3,483	3,474
United PF Holdings, FRN, 1M USD LIBOR + 8.50%, 9.50%, 12/30/26 (3)	4,344	4,333
		51,074
Container 1.4%		
Charter Next Generation, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/1/27	34,245	34,250
Mauser Packaging Solutions Holding, FRN, 3M USD LIBOR + 3.25%, 3.337%, 4/3/24	8,189	8,019
Proampac PG Borrower, FRN, 1M USD PRIME + 2.75%, 4.503%, 11/3/25 (2)	13,275	13,205
		55,474
Energy 3.1%		
BCP Raptor, FRN, 3M USD LIBOR + 4.25%, 5.25%, 6/24/24	25,964	25,915
BCP Raptor II, FRN, 3M USD LIBOR + 4.75%, 4.84%, 11/3/25	25,550	25,416
Citgo Holding, FRN, 1M USD LIBOR + 7.00%, 8.00%, 8/1/23	3,419	3,383
CQP Holdco, FRN, 1M USD LIBOR + 3.75%, 6/5/28 (2)	6,010	5,979
Lucid Energy Group II Borrower, FRN, 1M USD LIBOR + 4.25%, 11/24/28 (2)	2,150	2,113
Lucid Energy Group II Borrower, FRN, 3M USD LIBOR + 3.00%, 4.00%, 2/17/25	16,359	16,103
Medallion Midland Acquisition, FRN, 1M USD LIBOR + 3.75%, 4.50%, 10/18/28	15,981	15,877
Navitas Midstream Midland Basin, FRN, 3M USD LIBOR + 4.00%, 4.75%, 12/13/24	13,391	13,338
Prairie ECI Acquiror, FRN, 3M USD LIBOR + 4.75%, 4.84%, 3/11/26 (2)	11,748	11,311

Stonepeak Lonestar Holdings, FRN, 1M USD LIBOR + 4.50%, 4.624%, 10/19/26	5,799	5,808
		125,243
Entertainment & Leisure 3.5%		
Alchemy Copyrights, FRN, 1M USD LIBOR + 3.00%, 3.50%, 3/10/28 (3)	5,625	5,583
AMC Entertainment Holdings, FRN, 3M USD LIBOR + 3.00%, 3.09%, 4/22/26 (2)	7,294	6,536
Aristocrat International, FRN, 1M USD LIBOR + 3.75%, 4.75%, 10/19/24	3,380	3,372
ClubCorp Holdings, FRN, 3M USD LIBOR + 2.75%, 2.882%, 9/18/24	6,262	6,009
Delta 2, FRN, 3M USD LIBOR + 2.50%, 3.50%, 2/1/24	9,233	9,166
Nascar Holdings, FRN, 3M USD LIBOR + 2.50%, 2.59%, 10/19/26	1,129	1,115
SeaWorld Parks & Entertainment, FRN, 1M USD LIBOR + 3.00%, 3.50%, 8/25/28 (2)	33,719	33,508
UFC Holdings, FRN, 1M USD LIBOR + 2.75%, 3.50%, 4/29/26	50,709	49,923
William Morris Endeavor Entertainment, FRN, 3M USD LIBOR + 2.75%, 2.85%, 5/18/25 (2)	23,846	23,329
		138,541
Financial 7.9%		
Acrisure, FRN, 1M USD LIBOR + 3.50%, 3.632%, 2/15/27	6,052	5,908
Acrisure, FRN, 1M USD LIBOR + 3.75%, 4.25%, 2/15/27	12,950	12,829
Acrisure, FRN, 1M USD LIBOR + 4.25%, 2/15/27 (2)	6,750	6,712
Alliant Holdings Intermediate, FRN, 1M USD LIBOR + 3.50%, 4.00%, 11/6/27 (2)	36,185	35,965
Apollo Commercial Real Estate Finance, FRN, 1M USD LIBOR + 3.50%, 4.00%, 3/11/28 (3)	9,865	9,767
Aretec Group, FRN, 3M USD LIBOR + 4.25%, 4.34%, 10/1/25	17,280	17,229
AssuredPartners, FRN, 1M USD LIBOR + 3.50%, 4.00%, 2/12/27	12,631	12,524
Deerfield Dakota Holding, FRN, 1M USD LIBOR + 3.75%, 4.75%, 4/9/27	9,001	8,981
Deerfield Dakota Holding, FRN, 1M USD LIBOR + 6.75%, 7.50%, 4/7/28 (3)	5,240	5,319
Edelman Financial Engines Center, FRN, 1M USD LIBOR + 3.50%, 4.25%, 4/7/28	8,693	8,645
Edelman Financial Engines Center, FRN, 3M USD LIBOR + 6.75%, 6.84%, 7/20/26	13,603	13,558
EIG Management, FRN, 3M USD LIBOR + 3.75%, 4.50%, 2/24/25	2,321	2,311
Hightower Holding, FRN, 1M USD LIBOR + 4.00%, 4.75%, 4/21/28	6,825	6,799
Howden Group Holdings, FRN, 1M USD LIBOR + 3.25%, 4.00%, 11/12/27	7,995	7,920
HUB International, FRN, 1M USD LIBOR + 2.75%, 2.875%, 4/25/25	2,764	2,710
HUB International, FRN, 1M USD LIBOR + 3.25%, 4.00%, 4/25/25 (2)	78,534	78,135
Navacord, FRN, 1M CAD CDOR + 4.25%, 3/27/28 (CAD) (2)	4,435	3,454

Navacord, FRN, 1M CAD CDOR + 4.25%, 5.00%, 3/27/28 (CAD)	7,736	6,025
Navacord, FRN, 1M CAD CDOR + 7.50%, 8.00%, 3/26/29 (CAD)	3,510	2,754
Nexus Buyer, FRN, 1M USD LIBOR + 3.75%, 3.842%, 11/9/26	3,402	3,369
Nexus Buyer, FRN, 1M USD LIBOR + 6.25%, 6.75%, 11/5/29	6,635	6,623
Ryan Specialty Group, FRN, 1M USD LIBOR + 3.00%, 3.75%, 9/1/27	8,269	8,231
Sedgwick Claims Management Services, FRN, 1M USD LIBOR + 3.75%, 9/3/26 (2)	2,650	2,632
Sedgwick Claims Management Services, FRN, 1M USD LIBOR + 4.25%, 5.25%, 9/3/26	2,701	2,697
Sedgwick Claims Management Services, FRN, 3M USD LIBOR + 3.25%, 3.34%, 12/31/25	4,595	4,501
Starwood Property Mortgage, FRN, 1M USD LIBOR + 3.25%, 4.00%, 7/26/26 (3)	1,345	1,345
Superannuation & Investments U.S., FRN, 1M USD LIBOR + 3.75%, 9/24/28 (2)	7,700	7,652
Tegra118 Wealth Solutions, FRN, 1M USD LIBOR + 4.00%, 4.16%, 2/18/27	8,373	8,352
USI, FRN, 3M USD LIBOR + 3.00%, 3.132%, 5/16/24	15,482	15,318
Zebra Buyer, FRN, 1M USD LIBOR + 3.25%, 3.75%, 11/1/28	7,310	7,287
		315,552
Food 1.5%		
Atkins Nutritionals Holdings, FRN, 1M USD LIBOR + 3.75%, 4.75%, 7/7/24	7,056	7,058
Bellring Brands, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/21/24	6,680	6,676
Chobani, FRN, 1M USD LIBOR + 3.50%, 4.50%, 10/25/27 (2)	2,347	2,337
Primary Products Finance, FRN, 1M USD LIBOR + 4.00%, 10/22/28 (2)	10,885	10,905
Shearer's Foods, FRN, 1M USD LIBOR + 3.50%, 4.25%, 9/23/27	3,020	2,996
Triton Water Holdings, FRN, 1M USD LIBOR + 3.50%, 4.00%, 3/31/28	11,332	11,271
Woof Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/21/27	10,263	10,212
Woof Holdings, FRN, 1M USD LIBOR + 7.25%, 8.00%, 12/21/28 (2)	10,295	10,372
		61,827
Gaming 1.8%		
Caesars Resort Collection, FRN, 1M USD LIBOR + 3.50%, 3.59%, 7/21/25	19,787	19,744
Caesars Resort Collection, FRN, 3M USD LIBOR + 2.75%, 2.84%, 12/23/24	5,729	5,666
CCM Merger, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/4/25	4,258	4,245
Enterprise Development Authority, FRN, 1M USD LIBOR + 4.25%, 5.00%, 2/28/28 (3)	11,330	11,343
Great Canadian Gaming, FRN, 1M USD LIBOR + 4.00%, 4.75%, 11/1/26	5,630	5,613
Playtika Holding, FRN, 1M USD LIBOR + 2.75%, 2.84%, 3/13/28	3,423	3,396

Scientific Games International, FRN, 1M USD LIBOR + 2.75%, 2.84%, 8/14/24	12,387	12,282
Spectacle Gary Holdings, FRN, 1M USD LIBOR + 4.25%, 11/19/28 (2)(3)	9,215	9,192
		71,481
Health Care 14.9%		
ADMI, FRN, 1M USD LIBOR + 3.38%, 3.875%, 12/23/27	12,410	12,211
ADMI, FRN, 1M USD LIBOR + 3.50%, 4.00%, 12/23/27	11,125	11,055
athenahealth, FRN, 1M USD LIBOR + 4.25%, 4.40%, 2/11/26	13,809	13,775
Aveanna Healthcare, FRN, 1M USD LIBOR + 3.75%, 4.25%, 7/17/28 (2)	5,775	5,724
Azalea Topco, FRN, 1M USD LIBOR + 3.50%, 3.629%, 7/24/26	1,845	1,824
Azalea Topco, FRN, 1M USD LIBOR + 3.75%, 4.50%, 7/24/26	11,375	11,339
Bausch Health Americas, FRN, 3M USD LIBOR + 2.75%, 2.837%, 11/27/25	11,609	11,469
Bausch Health Americas, FRN, 3M USD LIBOR + 3.00%, 3.087%, 6/2/25	9,670	9,575
CAB SELAS, FRN, 3M EURIBOR + 3.50%, 3.50%, 2/9/28 (EUR)	2,770	3,118
Cano Health, FRN, 1M USD LIBOR + 4.50%, 5.25%, 11/23/27	7,239	7,234
CHG Healthcare Services, FRN, 1M USD LIBOR + 3.50%, 4.00%, 9/29/28	9,155	9,103
Curia Global, FRN, 1M USD LIBOR + 3.75%, 4.50%, 8/30/26	7,465	7,445
Diacine France, FRN, 3M EURIBOR + 3.75%, 3.75%, 12/13/24 (EUR)	2,360	2,681
Envision Healthcare, FRN, 3M USD LIBOR + 3.75%, 3.84%, 10/10/25	5,762	4,330
Eyecare Partners, FRN, 1M USD LIBOR + 3.75%, 3.40%, 11/15/28	4,820	4,796
Eyecare Partners, FRN, 1M USD LIBOR + 6.75%, 7.25%, 11/15/29	1,800	1,800
Gainwell Acquisition, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/1/27	32,690	32,629
Heartland Dental, FRN, 1M USD LIBOR + 4.00%, 4.089%, 4/30/25	20,394	20,171
Heartland Dental, FRN, 3M USD LIBOR + 3.50%, 3.59%, 4/30/25	16,459	16,181
ICON Luxembourg, FRN, 1M USD LIBOR + 2.50%, 3.00%, 7/3/28	19,465	19,390
Insulet, FRN, 1M USD LIBOR + 3.25%, 3.75%, 5/4/28	6,958	6,945
LifePoint Health, FRN, 1M USD LIBOR + 3.75%, 3.842%, 11/16/25	5,482	5,431
Loire Finco Luxembourg, FRN, 1M USD LIBOR + 3.25%, 3.34%, 4/21/27	7,416	7,268
Maravai Intermediate Holdings, FRN, 1M USD LIBOR + 3.75%, 4.75%, 10/19/27	13,410	13,385
MED ParentCo, FRN, 1M USD LIBOR + 4.25%, 4.34%, 8/31/26	15,200	15,112
MED ParentCo, FRN, 1M USD LIBOR + 8.25%, 8.34%, 8/30/27	4,395	4,380
Mozart Borrower, FRN, 1M USD LIBOR + 3.25%, 3.75%, 10/23/28	70,530	70,263
National Mentor Holdings, FRN, 1M USD LIBOR + 3.75%, 4.468%, 3/2/28	13,321	13,145
National Mentor Holdings, FRN, 1M USD LIBOR + 7.25%, 8.00%, 3/2/29	8,765	8,721

Netsmart, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/1/27	5,696	5,687
One Call, FRN, 1M USD LIBOR + 5.50%, 6.25%, 4/22/27	7,601	7,584
Option Care Health, FRN, 1M USD LIBOR + 2.75%, 3.25%, 10/27/28	5,145	5,124
Organon, FRN, 1M USD LIBOR + 3.00%, 3.50%, 6/2/28	13,980	13,928
Pacific Dental Services, FRN, 1M USD LIBOR + 3.25%, 4.00%, 5/5/28	3,651	3,639
Padagis, FRN, 1M USD LIBOR + 4.75%, 5.25%, 7/6/28	7,148	7,130
Pathway Vet Alliance, FRN, 1M USD LIBOR + 3.75%, 3.84%, 3/31/27	21,020	20,873
PetVet Care Centers, FRN, 1M USD LIBOR + 3.50%, 4.25%, 2/14/25 (2)	47,328	47,195
PetVet Care Centers, FRN, 3M USD LIBOR + 6.25%, 6.34%, 2/13/26 (2)	11,900	11,876
Phoenix Newco, FRN, 1M USD LIBOR + 3.50%, 4.00%, 11/15/28	9,390	9,345
Phoenix Newco, FRN, 3M USD LIBOR + 6.50%, 7.00%, 7/27/29 (3)	17,820	17,642
Project Ruby Ultimate Parent, FRN, 1M USD LIBOR + 3.25%, 4.00%, 3/10/28	5,104	5,063
Roar BidCo, FRN, 3M EURIBOR + 3.50%, 2/17/28 (EUR) (2)	4,475	5,002
SAM Bidco, FRN, 1M USD LIBOR + 3.25%, 3.382%, 12/13/24	1,030	1,020
Select Medical, FRN, 3M USD LIBOR + 2.25%, 2.35%, 3/6/25	4,838	4,788
Southern Veterinary Partners, FRN, 1M USD LIBOR + 4.00%, 5.00%, 10/5/27	7,953	7,963
Southern Veterinary Partners, FRN, 1M USD LIBOR + 7.75%, 8.75%, 10/5/28	1,410	1,412
Sunshine Luxembourg VII, FRN, 1M USD LIBOR + 3.75%, 4.50%, 10/1/26	10,695	10,648
Surgery Center Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 8/31/26	23,604	23,496
Team Health Holdings, FRN, 3M USD LIBOR + 2.75%, 3.75%, 2/6/24	8,520	8,061
U.S. Radiology Specialists, FRN, 1M USD LIBOR + 5.50%, 6.25%, 12/15/27	6,620	6,609
U.S. Renal Care, FRN, 3M USD LIBOR + 5.00%, 5.09%, 6/26/26	4,838	4,694
Waystar Technologies, FRN, 1M USD LIBOR + 4.00%, 4.09%, 10/22/26	6,246	6,233
Western Dental Services, FRN, 1M USD LIBOR + 4.50%, 5.25%, 8/18/28 (2)	8,940	8,902
		594,414
Information Technology 11.6%		
Applied Systems, FRN, 1M USD LIBOR + 3.25%, 3.75%, 9/19/24	21,872	21,794
Applied Systems, FRN, 1M USD LIBOR + 5.50%, 6.25%, 9/19/25	20,604	20,750
AppLovin, FRN, 1M USD LIBOR + 3.00%, 3.50%, 10/25/28	8,235	8,173
Atlas Purchaser, FRN, 1M USD LIBOR + 5.25%, 6.00%, 5/8/28	5,536	5,429
Barracuda Networks, FRN, 1M USD LIBOR + 6.75%, 7.50%, 10/30/28	2,770	2,794
Boxer Parent, FRN, 1M USD LIBOR + 3.75%, 3.882%, 10/2/25	6,046	5,978

Boxer Parent, FRN, 1M USD LIBOR + 5.50%, 6.00%, 2/27/26	4,785	4,824
CommerceHub, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/29/27	5,429	5,368
CommerceHub, FRN, 1M USD LIBOR + 7.00%, 7.75%, 12/29/28	4,010	3,980
Concorde, FRN, 3M EURIBOR + 4.00%, 4.00%, 3/1/28 (EUR)	615	697
ConnectWise, FRN, 1M USD LIBOR + 3.50%, 4.00%, 9/29/28	9,035	8,956
Conservice Midco, FRN, 1M USD LIBOR + 4.25%, 4.382%, 5/13/27 (3)	4,373	4,346
Cvent, FRN, 3M USD LIBOR + 3.75%, 3.84%, 11/29/24	12,103	11,991
Delta Topco, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/1/27	10,821	10,782
Delta Topco, FRN, 1M USD LIBOR + 7.25%, 8.00%, 12/1/28	5,065	5,082
ECI Macola, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/9/27	13,400	13,358
Epicor Software, FRN, 1M USD LIBOR + 3.25%, 4.00%, 7/30/27 (2)	33,695	33,526
Epicor Software, FRN, 1M USD LIBOR + 7.75%, 8.75%, 7/31/28	6,875	7,016
Genesys Cloud Services Holdings II, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/1/27	8,441	8,416
Hyland Software, FRN, 1M USD LIBOR + 3.50%, 4.25%, 7/1/24	6,684	6,664
Hyland Software, FRN, 1M USD LIBOR + 6.25%, 7.00%, 7/7/25 (2)	16,582	16,731
Infinite Bidco, FRN, 1M USD LIBOR + 3.75%, 4.25%, 3/2/28	7,062	7,023
Infinite Bidco, FRN, 1M USD LIBOR + 7.00%, 7.50%, 3/2/29	6,160	6,168
Knot Worldwide, FRN, 3M USD LIBOR + 4.50%, 4.629%, 12/19/25	6,824	6,819
LogMeIn, FRN, 1M USD LIBOR + 4.75%, 4.839%, 8/31/27	5,507	5,470
Magnite, FRN, 1M USD LIBOR + 5.00%, 5.75%, 4/28/28	5,526	5,492
MeridianLink, FRN, 1M USD LIBOR + 3.00%, 11/10/28 (2)	5,135	5,112
MH Sub I, FRN, 1M USD LIBOR + 3.75%, 4.75%, 9/13/24 (2)	16,447	16,369
MH Sub I, FRN, 1M USD LIBOR + 6.25%, 6.342%, 2/23/29	19,901	20,038
MH Sub I, FRN, 3M USD LIBOR + 3.50%, 3.59%, 9/13/24	13,566	13,359
Mitchell International, FRN, 1M USD LIBOR + 3.75%, 4.25%, 10/15/28	16,560	16,330
Mitchell International, FRN, 1M USD LIBOR + 6.50%, 7.00%, 10/15/29 (2)	10,620	10,681
Planview Parent, FRN, 1M USD LIBOR + 4.00%, 4.75%, 12/17/27	6,555	6,531
Proofpoint, FRN, 1M USD LIBOR + 3.25%, 3.75%, 8/31/28 (2)	10,345	10,239
Proofpoint, FRN, 3M USD LIBOR + 6.25%, 6.75%, 8/31/29	5,100	5,157
RealPage, FRN, 1M USD LIBOR + 3.25%, 3.75%, 4/24/28	22,360	22,131
RealPage, FRN, 3M USD LIBOR + 6.50%, 7.25%, 4/23/29	12,965	13,170
Shutterfly, FRN, 1M USD LIBOR + 5.00%, 5.75%, 9/25/26	22,870	22,098
Solera, FRN, 1M USD LIBOR + 4.00%, 4.50%, 6/2/28	19,265	19,179
Sophia, FRN, 1M USD LIBOR + 3.50%, 4.00%, 10/7/27 (2)	19,386	19,338
Sovos Compliance, FRN, 1M USD LIBOR + 4.50%, 4.926%, 8/11/28	5,645	5,659
Storable, FRN, 1M USD LIBOR + 3.25%, 3.75%, 4/17/28 (3)	1,610	1,594
Tenable, FRN, 1M USD LIBOR + 2.75%, 3.25%, 7/7/28	2,915	2,900
Uber Technologies, FRN, 1M USD LIBOR + 3.50%, 3.59%, 2/25/27	7,859	7,826
Veritas U.S., FRN, 1M USD LIBOR + 5.00%, 6.00%, 9/1/25	9,093	9,036
		464,374

Lodging 0.2%		
Aimbridge Acquisition, FRN, 1M USD LIBOR + 4.75%, 5.50%, 2/2/26 (3)	2,096	2,069
Aimbridge Acquisition, FRN, 3M USD LIBOR + 3.75%, 3.84%, 2/2/26	1,906	1,857
Casper Bidco Sasu, FRN, 3M EURIBOR + 3.88%, 3.88%, 7/31/26 (EUR)	740	797
Sandy BidCo, FRN, 3M EURIBOR + 4.00%, 9/16/28 (EUR) (2)	3,365	3,816
		8,539
Manufacturing 4.2%		
Apex Tool Group, FRN, 3M USD LIBOR + 5.50%, 6.75%, 8/1/24	18,379	18,211
Deliver Buyer, FRN, 1M USD LIBOR + 6.25%, 7.25%, 5/1/24	1,866	1,871
Deliver Buyer, FRN, 3M USD LIBOR + 5.00%, 5.132%, 5/1/24 (3)	2,625	2,612
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 5/19/28	14,146	14,102
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 6.00%, 6.75%, 5/21/29 (2)	13,299	13,299
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 6.50%, 7.25%, 5/21/29 (2)	9,315	9,344
Engineered Machinery Holdings, FRN, 3M EURIBOR + 3.75%, 3.75%, 5/21/28 (EUR)	2,640	2,987
Filtration Group, FRN, 1M USD LIBOR + 3.50%, 4.00%, 10/21/28	14,185	14,100
Filtration Group, FRN, 3M USD LIBOR + 3.00%, 3.09%, 3/31/25	18,310	18,061
LTI Holdings, FRN, 1M USD LIBOR + 4.75%, 4.84%, 7/24/26 (2)	1,734	1,721
LTI Holdings, FRN, 1M USD LIBOR + 4.75%, 4.84%, 7/24/26	1,506	1,495
LTI Holdings, FRN, 3M USD LIBOR + 3.50%, 3.59%, 9/6/25	780	767
LTI Holdings, FRN, 3M USD LIBOR + 6.75%, 6.84%, 9/6/26	5,430	5,398
Madison IAQ, FRN, 1M USD LIBOR + 3.25%, 3.75%, 6/21/28	10,703	10,604
Pro Mach Group, FRN, 1M USD LIBOR + 4.00%, 4.20%, 8/31/28	2,766	2,762
Pro Mach Group, FRN, 1M USD LIBOR + 4.00%, 5.00%, 8/31/28	17,034	17,007
Robertshaw U.S. Holding, FRN, 3M USD LIBOR + 3.50%, 4.50%, 2/28/25 (2)	12,944	12,240
SRAM, FRN, 1M USD LIBOR + 2.75%, 3.25%, 5/18/28	10,125	10,061
Watlow Electric Manufacturing, FRN, 1M USD LIBOR + 3.75%, 4.25%, 3/2/28 (2)	7,224	7,176
Welbilt, FRN, 3M USD LIBOR + 2.50%, 2.59%, 10/23/25	5,604	5,567
		169,385
Metals & Mining 0.2%		
Grinding Media, FRN, 1M USD LIBOR + 4.00%, 4.75%, 10/12/28	7,085	7,049
TMS International, FRN, 1M USD LIBOR + 2.75%, 3.75%, 8/14/24 (3)	1,211	1,205
		8,254
Other Telecommunications 0.2%		
Cologix Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 5/1/28	7,401	7,393
Flexential Intermediate, FRN, 3M USD LIBOR + 7.25%, 7.331%, 8/1/25	73	70

Flexential Intermediate, FRN, 3M USD PRIME + 2.50%, 5.75%, 8/1/24	2,128	2,096
		9,559
Publishing 0.2%		
Cengage Learning, FRN, 1M USD LIBOR + 4.75%, 5.75%, 7/14/26	7,058	7,026
		7,026
Real Estate Investment Trust Securities 0.3%		
Claros Mortgage Trust, FRN, 1M USD LIBOR + 5.00%, 6.00%, 8/9/26 (3)	6,845	6,829
KREF Holdings X, FRN, 1M USD LIBOR + 3.50%, 3.688%, 9/1/27 (3)	3,199	3,199
		10,028
Restaurants 1.4%		
Flynn Restaurant Group, FRN, 3M USD LIBOR + 3.50%, 3.59%, 6/27/25	5,655	5,594
Flynn Restaurant Group, FRN, 3M USD PRIME + 6.00%, 9.25%, 6/29/26	2,475	2,432
IRB Holding, FRN, 1M USD LIBOR + 3.25%, 4.25%, 12/15/27	22,257	22,150
MIC Glen, FRN, 1M USD LIBOR + 3.50%, 4.00%, 7/21/28	4,875	4,825
MIC Glen, FRN, 1M USD LIBOR + 6.75%, 7.25%, 7/20/29	3,465	3,467
Tacala Investment, FRN, 1M USD LIBOR + 3.50%, 4.25%, 2/5/27	7,977	7,936
Tacala Investment, FRN, 1M USD LIBOR + 7.50%, 8.25%, 2/4/28	9,120	9,060
		55,464
Retail 2.0%		
At Home Group, FRN, 1M USD LIBOR + 4.25%, 4.75%, 7/24/28	5,145	5,123
CNT Holdings I, FRN, 1M USD LIBOR + 3.75%, 4.50%, 11/8/27	15,771	15,728
CNT Holdings I, FRN, 1M USD LIBOR + 6.75%, 7.50%, 11/6/28	6,765	6,791
Harbor Freight Tools USA, FRN, 1M USD LIBOR + 2.75%, 3.25%, 10/19/27	11,943	11,829
Petco Health & Wellness, FRN, 1M USD LIBOR + 3.25%, 4.00%, 3/3/28	7,164	7,118
PetSmart, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/11/28 (2)	23,678	23,553
Rent-A-Center, FRN, 1M USD LIBOR + 3.25%, 3.75%, 2/17/28	7,047	6,965
Winterfell Financing, FRN, 3M EURIBOR + 3.50%, 3.50%, 5/4/28 (EUR)	1,650	1,856
		78,963
Satellites 1.4%		
Gogo Intermediate Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 4/30/28	5,372	5,346
Intelsat Jackson Holdings, 8.625%, 1/2/24	2,783	2,789
Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 4.75%, 5.392%, 7/13/22	3,001	3,006
Intelsat Jackson Holdings, FRN, 3M USD PRIME + 5.50%, 8.75%, 1/2/24	1,070	1,072
Iridium Satellite, FRN, 1M USD LIBOR + 2.50%, 3.25%, 11/4/26	28,274	28,150

Xplornet Communications, FRN, 1M USD LIBOR + 4.00%, 4.50%, 10/2/28	10,925	10,865
Xplornet Communications, FRN, 1M USD LIBOR + 7.00%, 7.50%, 10/1/29 (3)	4,670	4,658
		55,886
Services 15.3%		
Advantage Sales & Marketing, FRN, 1M USD LIBOR + 4.50%, 5.25%, 10/28/27	9,466	9,472
AI Aqua Merger Sub, FRN, 1M USD LIBOR + 4.00%, 4.50%, 6/17/28 (2)	7,955	7,943
Albion Acquisitions, FRN, 1M USD LIBOR + 5.25%, 10/14/26 (2)	10,405	10,265
AlixPartners LLP, FRN, 1M USD LIBOR + 2.75%, 3.25%, 2/4/28	4,895	4,868
Allied Universal Holdco, FRN, 1M USD LIBOR + 3.75%, 4.25%, 5/12/28	3,180	3,150
All-Star Bidco, FRN, 1M USD LIBOR + 3.50%, 7/21/28 (2)	8,695	8,637
APX Group, FRN, 1M USD LIBOR + 3.50%, 4.00%, 7/10/28	10,285	10,243
Ascend Learning, FRN, 1M USD LIBOR + 3.50%, 12/10/28 (2)	25,300	25,134
Ascend Learning, FRN, 1M USD LIBOR + 3.75%, 4.75%, 7/12/24	8,583	8,583
Ascend Learning, FRN, 1M USD LIBOR + 5.75%, 11/18/29 (2)	32,765	32,820
Ascend Learning, FRN, 3M USD LIBOR + 3.00%, 4.00%, 7/12/24	32,843	32,556
Broom Holdings Bidco, FRN, 1M EURIBOR + 3.75%, 3.75%, 7/23/28 (EUR)	3,795	4,304
Camelot U.S. Acquisition, FRN, 1M USD LIBOR + 3.00%, 4.00%, 10/30/26	1,707	1,704
CoreLogic, FRN, 1M USD LIBOR + 3.50%, 4.00%, 6/2/28	24,090	23,789
CoreLogic, FRN, 3M USD LIBOR + 6.50%, 7.00%, 6/4/29	13,585	13,619
DG Investment Intermediate Holdings 2, FRN, 1M USD LIBOR + 3.75%, 4.50%, 3/31/28	4,180	4,163
DG Investment Intermediate Holdings 2, FRN, 1M USD LIBOR + 6.75%, 7.50%, 3/30/29	3,120	3,136
Dun & Bradstreet, FRN, 1M USD LIBOR + 3.25%, 3.342%, 2/6/26	3,497	3,459
EG America, FRN, 1M USD LIBOR + 4.25%, 4.75%, 3/31/26	13,121	13,081
EG America, FRN, 3M USD LIBOR + 4.00%, 4.132%, 2/7/25	13,034	12,910
EG Finco, FRN, 3M EURIBOR + 7.00%, 7.00%, 4/30/27 (EUR)	12,000	13,629
EP Purchaser, FRN, 1M USD LIBOR + 3.50%, 11/6/28 (2)	4,100	4,074
GFL Environmental, FRN, 1M USD LIBOR + 3.00%, 3.50%, 5/30/25	8,294	8,287
Instructure Holdings, FRN, 1M USD LIBOR + 2.75%, 3.25%, 10/30/28 (3)	3,600	3,573
Loyalty Ventures, FRN, 1M USD LIBOR + 4.50%, 11/3/27 (2)	10,815	10,716
Mermaid Bidco, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/22/27 (3)	4,571	4,537
Prime Security Services Borrower, FRN, 1M USD LIBOR + 2.75%, 3.50%, 9/23/26	6,330	6,295
Project Boost Purchaser, FRN, 1M USD LIBOR + 3.50%, 4.00%, 5/30/26	10,135	10,078

Renaissance Holdings, FRN, 3M USD LIBOR + 7.00%, 7.09%, 5/29/26	6,560	6,568
Sabre GLBL, FRN, 1M USD LIBOR + 3.50%, 4.00%, 12/17/27	15,890	15,642
SCS Holdings I, FRN, 1M USD PRIME + 2.50%, 5.75%, 7/1/26	1,777	1,775
Skopima Consilio Parent, FRN, 1M USD LIBOR + 4.00%, 4.50%, 5/12/28 (2)	11,975	11,829
Staples, FRN, 3M USD LIBOR + 5.00%, 5.132%, 4/16/26	28,962	27,749
TK Elevator U.S. Newco, FRN, 1M USD LIBOR + 3.50%, 4.00%, 7/30/27	19,137	19,062
Trans Union, FRN, 1M USD LIBOR + 5.00%, 11/17/29 (2)(3)	2,415	2,409
Travel Leaders Group, FRN, 3M USD LIBOR + 4.00%, 4.09%, 1/25/24	7,876	7,345
TruGreen, FRN, 1M USD LIBOR + 4.00%, 4.75%, 11/2/27	1,300	1,299
TruGreen, FRN, 1M USD LIBOR + 8.50%, 9.25%, 11/2/28	7,271	7,344
UKG, FRN, 1M USD LIBOR + 3.25%, 5/3/26 (2)	2,000	1,988
UKG, FRN, 1M USD LIBOR + 3.25%, 4.00%, 5/4/26	42,871	42,616
UKG, FRN, 1M USD LIBOR + 5.25%, 5/3/27 (2)	81,065	81,293
UKG, FRN, 1M USD LIBOR + 6.75%, 7.50%, 5/3/27 (2)	50,865	51,246
USIC Holdings, FRN, 1M USD LIBOR + 3.50%, 4.25%, 5/12/28	6,745	6,709
USIC Holdings, FRN, 1M USD LIBOR + 6.50%, 7.25%, 5/14/29	5,880	5,919
VeriFone Systems, FRN, 3M USD LIBOR + 4.00%, 4.178%, 8/20/25	9,228	8,997
Verisure Holding, FRN, 3M EURIBOR + 3.25%, 3.25%, 3/27/28 (EUR)	4,235	4,764
White Cap Buyer, FRN, 1M USD LIBOR + 4.00%, 4.50%, 10/19/27	9,318	9,270
		608,849
Utilities 1.5%		
Covanta Holding, FRN, 1M USD LIBOR + 2.50%, 11/16/28 (2)	7,715	7,693
Eastern Power, FRN, 1M USD LIBOR + 3.75%, 4.75%, 10/2/25	4,974	4,175
Exgen Renewables IV, FRN, 3M USD LIBOR + 2.50%, 3.50%, 12/15/27	13,009	12,993
Osmose Utilities Services, FRN, 1M USD LIBOR + 3.25%, 3.75%, 6/23/28	5,990	5,935
PG&E, FRN, 1M USD LIBOR + 3.00%, 3.50%, 6/23/25	23,570	23,268
Pike, FRN, 1M USD LIBOR + 3.00%, 3.10%, 1/21/28	7,408	7,354
		61,418
Wireless Communications 3.2%		
Asurion, FRN, 1M USD LIBOR + 3.25%, 3.34%, 12/23/26	16,294	16,034
Asurion, FRN, 1M USD LIBOR + 3.25%, 3.34%, 7/31/27	19,341	19,060
Asurion, FRN, 1M USD LIBOR + 5.25%, 5.34%, 1/31/28	23,406	23,184
Asurion, FRN, 1M USD LIBOR + 5.25%, 5.34%, 1/20/29	47,650	47,144
CCI Buyer, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/17/27	17,010	16,954

CD&R Firefly Bidco, FRN, 3M GBP LIBOR + 8.25%, 8.334%, 6/1/26 (GBP)	3,180	4,229
		126,605
Total Bank Loans (Cost $3,619,783)		**3,626,489**
CONVERTIBLE PREFERRED STOCKS 0.8%		
Energy 0.3%		
Targa Resources, Series A, 9.50%, Acquisition Date: 10/30/17 - 2/10/21, Cost $12,950 (4)(5)	13	13,762
		13,762
Energy Services 0.1%		
NuStar Energy, VR, 10.75% (4)(6)	105	3,142
		3,142
Health Care 0.2%		
Avantor, Series A, 6.25%, 5/15/22	75	9,009
		9,009
Insurance 0.1%		
Alliant Services, Series A, Acquisition Date: 11/6/20, Cost $2,093 (3)(5)(7)	2	2,120
		2,120
Utilities 0.1%		
American Electric Power, 6.125%, 8/15/23	53	2,578
		2,578
Total Convertible Preferred Stocks (Cost $24,208)		**30,611**
CORPORATE BONDS 6.3%		
Aerospace & Defense 0.1%		
TransDigm, 8.00%, 12/15/25 (6)	2,940	3,098
		3,098
Airlines 0.9%		
American Airlines, 5.50%, 4/20/26 (6)	2,810	2,870
American Airlines, 5.75%, 4/20/29 (6)	3,895	4,065
American Airlines, 11.75%, 7/15/25 (6)	10,740	13,022
Delta Air Lines, 4.75%, 10/20/28 (6)	3,505	3,842
Delta Air Lines, 7.00%, 5/1/25 (6)	2,175	2,499
Hawaiian Brand Intellectual Property, 5.75%, 1/20/26 (6)	2,095	2,134
Mileage Plus Holdings, 6.50%, 6/20/27 (6)	2,615	2,792
United Airlines, 4.375%, 4/15/26 (6)	3,445	3,462

United Airlines, 4.625%, 4/15/29 (6)	2,940	2,925
		37,611
Automotive 0.9%		
Adient U.S., 9.00%, 4/15/25 (6)	970	1,035
Clarios Global, 6.25%, 5/15/26 (6)	2,655	2,751
Rivian Holdings, 7.00%, 10/8/26, Acquisition Date: 10/8/21, Cost $27,319 (3)(5)(7)	27,850	27,303
Tenneco, 7.875%, 1/15/29 (6)	5,125	5,484
		36,573
Banking 0.1%		
Citizens Bank, FRN, 3M USD LIBOR + 0.72%, 0.876%, 2/14/22	2,285	2,287
JPMorgan Chase &, FRN, 3M USD LIBOR + 1.00%, 1.124%, 1/15/23	2,085	2,087
		4,374
Beverages 0.1%		
Anheuser-Busch InBev Worldwide, FRN, 3M USD LIBOR + 0.74%, 0.861%, 1/12/24	3,260	3,272
		3,272
Broadcasting 0.2%		
Diamond Sports Group, 5.375%, 8/15/26 (6)	1,625	715
iHeartCommunications, 6.375%, 5/1/26	45	47
Townsquare Media, 6.875%, 2/1/26 (6)	1,870	1,954
Univision Communications, 9.50%, 5/1/25 (6)	2,920	3,139
Urban One, 7.375%, 2/1/28 (6)	1,560	1,587
		7,442
Building & Real Estate 0.1%		
Cushman & Wakefield U.S. Borrower, 6.75%, 5/15/28 (6)	3,645	3,900
		3,900
Cable Operators 0.3%		
Altice France Holding, 10.50%, 5/15/27 (6)	5,685	6,111
Charter Communications Operating, FRN, 3M USD LIBOR + 1.65%, 1.782%, 2/1/24	4,060	4,152
		10,263
Chemicals 0.1%		
Kobe U.S. Midco 2, (9.25% Cash or 10.00% PIK), 9.25%, 11/1/26 (6)(8)	3,880	3,861
		3,861
Container 0.0%		
Trivium Packaging Finance, FRN, 3M EURIBOR + 3.75%, 3.75%, 8/15/26 (EUR) (6)	380	428
		428
Drugs 0.2%		
AbbVie, FRN, 3M USD LIBOR + 0.65%, 0.81%, 11/21/22	3,000	3,011

Bristol-Myers Squibb, FRN, 3M USD LIBOR + 0.38%, 0.535%, 5/16/22	3,935	3,939
		6,950
Energy 0.4%		
CITGO Petroleum, 7.00%, 6/15/25 (6)	3,725	3,762
NGL Energy Operating, 7.50%, 2/1/26 (6)	8,720	8,655
Tallgrass Energy Partners, 7.50%, 10/1/25 (6)	1,980	2,104
		14,521
Entertainment & Leisure 0.2%		
Carnival, 9.875%, 8/1/27 (6)	3,620	4,072
Deuce Finco, FRN, 3M EURIBOR + 4.75%, 4.75%, 6/15/27 (EUR) (6)	2,255	2,533
Merlin Entertainments, 5.75%, 6/15/26 (6)	1,555	1,623
		8,228
Financial 0.6%		
Acrisure, 7.00%, 11/15/25 (6)	2,115	2,099
Acrisure, 10.125%, 8/1/26 (6)	6,045	6,529
Advisor Group Holdings, 10.75%, 8/1/27 (6)	2,520	2,740
Aretec Escrow Issuer, 7.50%, 4/1/29 (6)	4,500	4,646
AssuredPartners, 7.00%, 8/15/25 (6)	2,200	2,184
GTCR AP Finance, 8.00%, 5/15/27 (6)	2,935	3,023
HUB International, 7.00%, 5/1/26 (6)	4,750	4,857
		26,078
Food Processing 0.0%		
General Mills, FRN, 3M USD LIBOR + 1.01%, 1.132%, 10/17/23	2,105	2,129
		2,129
Health Care 0.3%		
Becton Dickinson & Company, FRN, 3M USD LIBOR + 1.03%, 1.148%, 6/6/22	2,130	2,139
Mozart Debt Merger Sub, 3.875%, 4/1/29 (6)	5,605	5,514
Surgery Center Holdings, 10.00%, 4/15/27 (6)	3,150	3,362
		11,015
Information Technology 0.5%		
Boxer Parent, 7.125%, 10/2/25 (6)	2,020	2,121
Boxer Parent, 9.125%, 3/1/26 (6)	2,325	2,427
Expedia Group, 6.25%, 5/1/25 (6)	1,269	1,439
Photo Holdings Merger Sub, 8.50%, 10/1/26 (6)	9,700	9,712
Veritas U.S., 7.50%, 9/1/25 (6)	2,925	3,023
		18,722
Lodging 0.0%		
Hilton Domestic Operating, 5.375%, 5/1/25 (6)	2,005	2,068
Marriott International, Series EE, 5.75%, 5/1/25	67	75
		2,143

SHORT-TERM INVESTMENTS 9.0%

Money Market Funds 9.0%		
T. Rowe Price Government Reserve Fund, 0.06% (9)(10)	357,545	357,545
Total Short-Term Investments (Cost $357,545)		**357,545**
Total Investments in Securities 107.1% of Net Assets (Cost $4,256,841)		**$ 4,271,954**

‡ Par/Shares and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(2) All or a portion of this loan is unsettled as of November 30, 2021. The interest rate for unsettled loans will be determined upon settlement after period end.

(3) See Note 2. Level 3 in fair value hierarchy.

(4) Perpetual security with no stated maturity date.

(5) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $43,185 and represents 1.1% of net assets.

(6) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $201,716 and represents 5.1% of net assets.

(7) Non-income producing

(8) Security has the ability to pay in-kind or pay in cash. When applicable, separate rates of such payments are disclosed.

(9) Seven-day yield

(10) Affiliated Companies

1M CAD CDOR One month CAD CDOR (Canadian Dollar offered rate)

1M EURIBOR One month EURIBOR (Euro interbank offered rate)

1M USD LIBOR One month USD LIBOR (London interbank offered rate)

3M EURIBOR Three month EURIBOR (Euro interbank offered rate)

3M GBP LIBOR Three month GBP LIBOR (London interbank offered rate)

The accompanying notes are an integral part of these financial statements.

November 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Floating Rate Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks high current income and, secondarily, capital appreciation. The fund has four classes of shares: the Floating Rate Fund (Investor Class), the Floating Rate Fund–Advisor Class (Advisor Class), the Floating Rate Fund–I Class (I Class) and the Floating Rate Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2021, totaled $1,000 for the six months ended November 30, 2021. During the six months ended, transfers into Level 3 resulted from a lack of observable market data for the security and transfers out of Level 3 were because observable market data became available for the security.

The fund’s Level 3 investments have been valued using unadjusted inputs that have not been internally developed by the fund, including third-party transactions and indicative broker quotations. As a result, there were no unobservable inputs that have been internally developed by the fund in determining the fair value of investments as of November 30, 2021.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended November 30, 2021, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2021, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2021, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2021, no collateral had been pledged or posted by the fund to counterparties for bilateral derivatives. As of November 30, 2021, collateral pledged by counterparties to the fund for bilateral derivatives consisted of $1,774,000 cash. As of November 30, 2021, cash of $731,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements and to increase exposure to a particular foreign currency, to shift the fund’s foreign currency exposure from one country to another, or to enhance the fund’s return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2021, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of November 30, 2021, the notional amount of protection sold by the fund totaled $3,255,000 (0.1% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2021, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. On March 5, 2021, the ICE Benchmark Administration Limited, the administrator of LIBOR, announced its intention to cease publishing a majority of the USD LIBOR settings immediately after publication on June 30, 2023, with the remaining USD LIBOR settings to end immediately after publication on December 31, 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,442,248,000 and $832,150,000, respectively, for the six months ended November 30, 2021.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2021, the fund had $143,072,000 of available capital loss carryforwards.

At November 30, 2021, the cost of investments for federal income tax purposes was $4,257,727,000. Net unrealized gain aggregated $16,241,000 at period-end, of which $34,234,000 related to appreciated investments and $17,993,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At November 30, 2021, the effective annual group fee rate was 0.28%.

The Advisor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. The class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended November 30, 2021 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $42,000 remain subject to repayment by the fund at November 30, 2021. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended November 30, 2021, expenses incurred pursuant to these service agreements were $41,000 for Price Associates; $105,000 for T. Rowe Price Services, Inc.; and $2,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At November 30, 2021, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of November 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,831,386 shares of the I Class, representing 5% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

The fund, together with certain other U.S. registered funds (the U.S. borrowers) and foreign investment funds managed by Price Associates or an affiliate (collectively, the participating funds), is party to a $1 billion, 364-day, syndicated credit facility (the facility). Excluding commitments designated for the foreign investment funds, the fund can borrow up to an aggregate commitment amount of $850 million on a first-come, first-served basis. The facility provides a source of liquidity to the participating funds for temporary and emergency purposes. Interest is charged to the U.S. borrowers at a rate equal to 1.00% plus the Federal Funds Rate. The participating funds are charged administrative fees and an annual commitment fee of 0.15% of the average daily undrawn commitment. All fees allocated to the U.S. borrowers are based on the portion of the aggregate commitment available to them and on each U.S. borrower’s relative net assets. Such allocated fees are reflected as either miscellaneous or interest and borrowing related expense in the Statement of Operations. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. At November 30, 2021, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility for the U.S. borrowers was $850,000,000.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by such events. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. The duration of this outbreak or others and their effects cannot be determined with certainty.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment advisor, T. Rowe Price Associates, Inc. (Price Associates), as the administrator of the Liquidity Program. As administrator, Price Associates is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. Price Associates has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within Price Associates.

The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.

As required by the Liquidity Rule, at a meeting held on July 27, 2021, the Board was presented with an annual assessment prepared by the LRC, on behalf of Price Associates, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2020, through March 31, 2021. The report described the methodology for classifying a fund’s investments (including derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.

During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

 (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

 (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Floating Rate Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 18, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 18, 2022